Rule 497(k)
File No. 333-125751

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust WCM International Equity ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus

and Statement of Additional Information

Dated July 9, 2025

Notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, effective on or about September 8, 2025, the section entitled “Summary Information - Principal Investment Strategies” in the Fund’s prospectus and summary prospectus is revised in the following manner:

1.	The following is added as the penultimate sentence of the first paragraph:

The Fund focuses on companies that the Fund’s investment sub-advisor, WCM Investment Management, LLC (the "Sub-Advisor"), believes to be undervalued because their businesses are out of favor and/or their stocks are undervalued in comparison to their intrinsic values, their peers, or their prospects for growth.

2.	The third paragraph is replaced in its entirety with the following:

The Sub-Advisor’s investment process begins with a bottom-up, fundamental research approach to identify companies with comparatively low valuations compared to other companies of similar market capitalization, sector, and/or industry, based on factors such as the price-to-earnings ratio, price-to-book ratio, price-to-cash flow ratio, dividend yield, net working capital, and earnings estimate revisions. The Fund’s Sub-Advisor believes that investment in a company with relatively low valuations may afford capital protection from permanent loss and may result in substantial appreciation if the market recognizes the company’s intrinsic value. The Sub-Advisor’s investment process seeks companies that are industry leaders with expanding competitive advantages, strong balance sheets, and attractive valuations. In selecting securities, the Fund’s Sub-Advisor also considers other factors including, among others, potential political, monetary policy, and regulatory impacts.

3.	The first sentence of the fourth paragraph is replaced in its entirety with the following:

As of June 30, 2025, the Fund expects to have significant investments in financial companies, industrial companies, U.K. issuers, European issuers and Asian issuers, although this may change from time to time.

Notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, effective on or about September 8, 2025, the following is added to the section entitled “Summary Information - Principal Risks” in the Fund’s prospectus and summary prospectus:

INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.

PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Notwithstanding anything to the contrary in the Fund’s prospectus, effective on or about September 8, 2025, the following is added to the section entitled “Risks of Investing in the Fund” in the Fund’s prospectus:

INDUSTRIALS COMPANIES RISK. The Fund may invest in industrials companies. The value of securities issued by industrials companies may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. World events and changes in government regulations, import controls, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Industrials companies may be adversely affected by liability for environmental damage and product liability claims. Industrials companies may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Industrials companies, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

PORTFOLIO TURNOVER RISK. The Fund has an investment strategy that may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Fund paying higher levels of transaction costs, including brokerage commissions, dealer mark-ups and other costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

VALUE STOCKS INVESTMENT RISK. The Fund utilizes a value style of investing. A value style of investing focuses on undervalued companies with characteristics for improved valuations. Value stocks are subject to the risk that valuations never improve or that the returns on value stocks are less than returns on other styles of investing or the overall stock market. As a result, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor and may trail the returns of other styles of investing. Value stocks also may decline in price, even though in theory they are already underpriced.

Notwithstanding anything to the contrary in the Fund’s prospectus, effective on or about September 8, 2025, the third paragraph of the section entitled “Additional Information on the Fund’s Investment Objective and Strategies – Additional Information on the Fund’s Strategy” in the Fund’s prospectus is replaced in its entirety with the following:

The Sub-Advisor’s investment process begins with a bottom-up, fundamental research approach to identify companies with comparatively low valuations compared to other companies of similar market capitalization, sector, and/or industry, based on factors such as the price-to-earnings ratio, price-to-book ratio, price-to-cash flow ratio, dividend yield, net working capital, and earnings estimate revisions. The Fund’s Sub-Advisor believes that investment in a company with relatively low valuations may afford capital protection from permanent loss and may result in substantial appreciation if the market recognizes the company’s intrinsic value. The Sub-Advisor’s investment process seeks companies that are industry leaders with expanding competitive advantages, strong balance sheets, and attractive valuations. In selecting securities, the Fund’s Sub-Advisor also considers other factors including, among others, potential political, monetary policy, and regulatory impacts.

Additionally, effective as of June 30, 2025, Drew French joined the Fund’s portfolio management team as a portfolio manager responsible for the day-to-day management of the Fund’s investment portfolio.

Drew French began his investment career in 2013 with WCM Investment Management, LLC (“WCM”), and has managed accounts in WCM’s International Equity style since 2020. He is a member of WCM’s Investment Strategy Group and his primary responsibilities include portfolio management and equity research.

As of December 31, 2024, Drew French managed the investment vehicles with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets in Millions)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in Millions)	Other Accounts Number of Accounts ($ Assets in Millions)	Registered Investment Companies With Performance Fees Number of Accounts ($ Assets in Millions)	Other Pooled Investment Vehicles With Performance Fees Number of Accounts ($ Assets in Millions)	Other Accounts With Performance Fees Number of Accounts ($ Assets in Millions)
Drew French	1 ($9.46)	0 ($0)	5 ($167.78)	0 ($0)	0 ($0)	0 ($0)

As of June 30, 2025, Drew French did not beneficially own any shares of the Fund.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference